UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2018

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 586-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Holdco under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

On December 27, 2018, CPI Aerostructures, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose that it had completed the acquisition contemplated by that certain Stock Purchase Agreement, dated as of March 21, 2018 (the “Agreement”) between the Company and Air Industries Group (“Seller”), as amended. The Agreement provided, among other things, for the purchase by the Company from Seller all of the shares (the “Shares”) of Welding Metallurgy, Inc. (“WMI”), a wholly owned subsidiary of Seller (the “Acquisition”). This Form 8-K/A amends the Initial 8-K to include the historical financial statements and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were previously omitted from the Initial 8-K as permitted by Item 9.01(a)(4) of Form 8-K. This Form 8-K/A makes no other amendments to the Initial 8-K, and should be read in conjunction with the Initial 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)       Financial statements of business acquired.

The audited consolidated balance sheet of Welding Metallurgy, Inc. and Subsidiary as of December 31, 2017 and the related consolidated statements of operations and accumulated deficit, and cash flows for the year ended December 31, 2017 and the related notes to the consolidated financial statements, is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited condensed consolidated balance sheet of Welding Metallurgy, Inc. and Subsidiary as of September 30, 2018 and the related unaudited condensed consolidated statements of operations and accumulated deficit, and cash flows for the nine months ended September 30, 2018 and the related notes to the unaudited condensed consolidated financial statements, is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b)       Pro forma financial information

The unaudited pro forma condensed combined financial statements of the Company as of and for the nine months ended September 30, 2018 and for the year ended December 31, 2017 is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

(c)        Exhibits:

Exhibit No.	Description

23.1	Consent of Rotenberg Meril Solomon Bertiger & Guttilla, P.C., independent registered public accounting firm.

99.1	Audited Consolidated Financial Statements of Welding Metallurgy, Inc. and Subsidiary as of and for the year ended December 31, 2017.

99.2	Unaudited Condensed Consolidated Financial Statements of Welding Metallurgy, Inc. and Subsidiary as of and for the nine months ended September 30, 2018.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the nine months ended September 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 8, 2019	CPI AEROSTRUCTURES, INC.

		By:	/s/ Vincent Palazzolo
Vincent Palazzolo
Chief Financial Officer